UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

VERTIV HOLDINGS CO
Exact name of registrant as specified in its charter

Delaware	001-38518	81-2376902
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

505 N. Cleveland Ave, Westerville, Ohio 43082
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 614-888-0246

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 17, 2026, Vertiv Holdings Co (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format via live webcast. Of the 384,108,816 shares of the Company’s Class A common stock outstanding and entitled to vote at the Annual Meeting, 330,526,100 shares (or 86.05%), constituting a quorum, were represented in person (online) or by proxy at the Annual Meeting.
Set forth below are the final voting results for the three proposals submitted to a vote of the stockholders at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to stockholders on April 24, 2026.
Proposal 1: Stockholders elected eleven director nominees to the Company’s Board of Directors, each for a term of one year expiring at the Company’s 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, based on the following votes:

Director Nominee	For	Withhold	Broker Non-Votes
David M. Cote	267,069,506	28,335,864	35,120,730
Giordano Albertazzi	288,121,966	7,283,404	35,120,730
Joseph J. DeAngelo	221,202,989	74,202,381	35,120,730
Joseph van Dokkum	159,991,445	135,413,925	35,120,730
Roger Fradin	207,619,818	87,785,552	35,120,730
Jakki L. Haussler	283,570,346	11,835,024	35,120,730
Jacob Kotzubei	256,787,148	38,618,222	35,120,730
Matthew Louie	252,762,712	42,642,658	35,120,730
Krishna Mikkilineni	292,351,803	3,053,567	35,120,730
Edward L. Monser	244,850,263	50,555,107	35,120,730
Steven S. Reinemund	226,146,171	69,259,199	35,120,730
Proposal 2: Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
260,726,180	34,273,946	405,244	35,120,730
Proposal 3: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
320,644,633	9,573,763	307,704	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026	Vertiv Holdings Co
/s/ Stephanie Gill
Name: Stephanie Gill
Title: Chief Legal Officer and Corporate Secretary